Exhibit 99.2

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  December 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

     Class 1-A1....$        0.00000000    Class 1-A13....$      0.00000000
     Class 1-A2....$       32.15937950    Class 1-A14....$      0.00000000
     Class 1-A3....$       17.95911008    Class 1-A15....$      0.00000000
     Class 1-A4....$       56.75617238    Class 1-PO.....$      1.24420507
     Class 1-A5....$       42.81844252    Class 1-M......$      0.71571873
     Class 1-A6....$        0.00000000    Class 1-B1.....$      0.71571848
     Class 1-A7....$        0.00000000    Class 1-B2.....$      0.71571818
     Class 1-A8....$        0.00000000    Class 1-B3.....$      0.71572169
     Class 1-A9....$        0.00000000    Class 1-B4.....$      0.71572222
     Class 1-A10...$        0.00000000    Class 1-B5.....$      0.71572518
     Class 1-A11...$        0.00000000    Class 1-R......$      0.00000000
     Class 1-A12...$        0.00000000    Class 1-RL.....$      0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 1-A1....$        0.00000000    Class 1-A13....$      0.00000000
     Class 1-A2....$       31.31118523    Class 1-A14....$      0.00000000
     Class 1-A3....$       17.48544378    Class 1-A15....$      0.00000000
     Class 1-A4....$       55.25924485    Class 1-PO.....$      1.21138952
     Class 1-A5....$       41.68911856    Class 1-M......$      0.00000000
     Class 1-A6....$        0.00000000    Class 1-B1.....$      0.00000000
     Class 1-A7....$        0.00000000    Class 1-B2.....$      0.00000000
     Class 1-A8....$        0.00000000    Class 1-B3.....$      0.00000000

     Class 1-A9....$        0.00000000    Class 1-B4.....$      0.00000000
     Class 1-A10...$        0.00000000    Class 1-B5.....$      0.00000000
     Class 1-A11...$        0.00000000    Class 1-R......$      0.00000000
     Class 1-A12...$        0.00000000    Class 1-RL.....$      0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 1-A1....$        0.00000000    Class 1-A13....$      0.00000000
     Class 1-A2....$        5.87044322    Class 1-A14....$      6.25000000
     Class 1-A3....$        6.12500000    Class 1-A15....$      6.25000000
     Class 1-A4....$        5.40632172    Class 1-M......$      6.20692513
     Class 1-A5....$        4.35989512    Class 1-B1.....$      6.20692615
     Class 1-A6....$        5.20833393    Class 1-B2.....$      6.20692424
     Class 1-A7....$        1.97797711    Class 1-B3.....$      6.20692820
     Class 1-A8....$        6.25000000    Class 1-B4.....$      6.20692222
     Class 1-A9....$        6.04166667    Class 1-B5.....$      6.20692175
     Class 1-A10...$        0.06666667    Class 1-R......$      6.30000000
     Class 1-A11...$        0.14166667    Class 1-RL.....$      6.30000000
     Class 1-A12...$        6.25000000    Class 1-S......$      0.28444575

     4.   Accrual Amount:

          Class A13A..................$            0.00
          Class A13B..................$        1,995.54

     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:   $           54,721.51

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date: $ 260,935,643.84

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:                                 919

     7. The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                Class Certificate          Single
                                Principal Balance   Certificate Balance
                                -----------------   -------------------

          Class 1-A1............$            0.00      $         0.00
          Class 1-A2............$   19,958,562.89      $       926.28
          Class 1-A3............$   58,828,177.47      $       982.04
          Class 1-A4............$   65,755,538.99      $       825.91
          Class 1-A5............$   11,663,227.92      $       794.28
          Class 1-A6............$    2,791,000.00      $     1,000.00
          Class 1-A7............$   14,454,227.92      $       827.14
          Class 1-A8............$   25,145,000.00      $     1,000.00
          Class 1-A9............$   24,000,000.00      $     1,000.00
          Class 1-A10...........$   24,000,000.00      $     1,000.00
          Class 1-A11...........$   24,000,000.00      $     1,000.00
          Class 1-A12...........$    3,480,000.00      $     1,000.00
          Class 1-A13...........$      321,281.81      $        52.69
          Class 1-A14...........$   31,000,000.00      $     1,000.00
          Class 1-A15...........$    2,500,000.00      $     1,000.00
          Class 1-PO............$      603,183.21      $       977.05
          Class 1-M.............$    4,466,757.73      $       992.39
          Class 1-B1............$    3,722,463.51      $       992.39
          Class 1-B2............$    3,274,894.58      $       992.39
          Class 1-B3............$    1,340,721.99      $       992.39
          Class 1-B4............$      893,153.06      $       992.39
          Class 1-B5............$    1,191,480.68      $       992.39
          Class 1-R.............$          100.00      $     1,000.00
          Class 1-RL............$          100.00      $     1,000.00
          Class 1-S.............$  235,294,198.24      $       859.94

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.......................................$             0.00
          unpaid principal balance.........................$             0.00
          number of related mortgage loans.................                 0

     9. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                  Number              7     Principal Balance $  1,935,900.83
               (2)  60-89 days
                  Number              4     Principal Balance $  1,174,161.91
               (3)  90 days or more
                  Number              0     Principal Balance $          0.00

          (b)  in foreclosure
                  Number              4     Principal Balance $  1,485,098.83

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):                        $          0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 1-S: ........................            0.382400%


          1.  Senior Percentage for such Distribution Date: ....... 94.42477200%

          2.  Group I Senior Percentage for such Distribution Date: 94.42477200%

          3.  Group II Senior Percentage for such Distribution Date: 0.00000000%

          4.  Senior Prepayment Percentage for such Distribution
              Date: ...............................................100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date: ..................................100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          7.  Junior Percentage for such Distribution Date: .......  5.57522800%

          8.  Junior Prepayment Percentage for such Distribution
              Date: ...............................................  0.00000000%